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       AS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION ON JANUARY 5, 1998
                                       REGISTRATION STATEMENT NO. 33-___________
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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549
                                    FORM S-8
                             REGISTRATION STATEMENT
                                    UNDER THE
                             SECURITIES ACT OF 1933

         --------------------------------------------------------------



                               AMEREN CORPORATION
             (Exact name of registrant as specified in its charter)

      STATE OF MISSOURI                                          43-1723446
  (State or other jurisdiction                                 (IRS Employer
of incorporation or organization)                            Identification No.)




                              1901 CHOUTEAU AVENUE
                            ST. LOUIS, MISSOURI 63103
          (Address, including zip code, of principal executive offices)

         --------------------------------------------------------------


                 UNION ELECTRIC COMPANY SAVINGS INVESTMENT PLAN
                            (Full title of the plan)


                DONALD E. BRANDT, Senior Vice President, Finance
                          JAMES C. THOMPSON, Secretary
                 1901 Chouteau Avenue, St. Louis, Missouri 63103
                                 (314) 621-3222
(Names, address and telephone number, including area code, of agents for service)


                                                                 CALCULATION OF REGISTRATION FEE

=============================================================================================================================
                                                                    Proposed
           TITLE OF SECURITIES                    Amount             maximum        Proposed maximum         Amount of
             TO BE REGISTERED                     to be          offering price         aggregate          registration
                                                Registered          per unit*        offering price             fee
-----------------------------------------------------------------------------------------------------------------------------
COMMON STOCK, $.01 PAR VALUE,
INCLUDING RELATED PLAN INTERESTS - UNION        2,600,000
ELECTRIC COMPANY SAVINGS INVESTMENT               shares            $42.2816          $109,932,160            $33,313
PLAN
=============================================================================================================================



* Calculated in accordance with Rule 457(h) on the basis of the average of the high and low prices of Union Electric Company Common Stock as reported on the New York Stock Exchange Composite Tape on December 26, 1997.

================================================================================






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                                     PART II

               INFORMATION REQUIRED IN THE REGISTRATION STATEMENT

ITEM 3.  INCORPORATION OF DOCUMENTS BY REFERENCE

         The following documents, previously filed with the Commission by CIPSCO Incorporated ("CIPSCO") (File No. 1-10628), Union Electric Company ("Union Electric") (File No. 1-2967), the Registrant and the Union Electric Company Savings Investment Plan (the "Plan") pursuant to the Securities Exchange Act of 1934, as amended, are incorporated by reference in this Registration Statement:

         1. CIPSCO'S Annual Report on Form 10-K for the year ended December 31, 1996.

         2. CIPSCO's Quarterly Reports on Form 10-Q for the quarters ended March 31, 1997, June 30, 1997 and September 30, 1997.

         3. CIPSCO's Current Reports on Form 8-K dated March 20, November 24, December 16 and December 31, 1997.

         4. Union Electric's Annual Report on Form 10-K for the year ended December 31, 1996.

         5. Union Electric's Quarterly Reports on Form 10-Q for the quarters ended March 31, 1997, June 30, 1997 and September 30, 1997.

         6. Union Electric's Current Reports on Form 8-K dated December 16 and December 31, 1997.

         7. The Registrant's Current Report on Form 8-K dated December 31, 1997.

         8. The Registrant's Registration Statement on Form S-4 (Reg. No. 33-64165), filed November 13, 1995, which includes a description of the Common Stock of the Registrant.

         9. The Plan's Annual Report on Form 11-K for the year ended December 31, 1996.

All documents subsequently filed by the Registrant or the Plan pursuant to Sections 13(a), 13(c), 14 and 15(d) of the Securities Exchange Act of 1934, as amended, prior to the filing of a post-effective amendment which indicates that all securities offered have been sold or which deregisters all securities then remaining unsold, shall be deemed to be incorporated by reference herein and to be a part hereof from the date of the filing of such documents.

ITEM 4.  DESCRIPTION OF SECURITIES

         Not Applicable.

ITEM 5.  INTERESTS OF NAMED EXPERTS AND COUNSEL

         William E, Jaudes, Esq., Vice President and General Counsel of the Registrant, will pass upon the legality of the shares of Common Stock of the Registrant and Plan interests to be issued under the Plan. Mr. Jaudes is eligible to participate in the Plan.

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ITEM 6.  INDEMNIFICATION OF DIRECTORS AND OFFICERS

         Article IV of the Registrant's By-Laws, consistent with the applicable provisions of the Missouri General and Business Corporation Law (the "MGBCL"), provides for indemnification of directors and officers. These provisions provide that any person shall be indemnified for expenses and liabilities imposed upon such person in connection with any threatened, pending or completed action, suit, or proceeding, whether civil, criminal, administrative or investigative, other than an action by or in the right of the Registrant, by reason of the fact that such person is or was a director, officer, employee or agent of the Registrant, or is or was serving at the request of the Registrant as a director, officer, employee or agent of another corporation, partnership, joint venture, trust or other enterprise, against expenses, including attorneys' fees, judgments, fines and amounts paid in settlement actually and reasonably incurred by such person in connection with such action, suit or proceeding if such person acted in good faith and in a manner such person reasonably believed to be in or not opposed to the best interests of the Registrant, and, with respect to any criminal action or proceeding, had no reasonable cause to believe his conduct was unlawful.

         In a proceeding brought by or in the right of the Registrant, no indemnification shall be made with respect to any claim as to which an officer or director has been adjudged to have been liable to Registrant, unless the court determines that such a person is reasonably and fairly entitled to indemnification for expenses. However, no indemnification shall be made in respect of any claim, issue or matter as to which such person shall have been adjudged to be liable for negligence or misconduct in the performance of his duty to the Registrant unless and only to the extent that the court in which the action or suit was brought determines upon application that, despite the adjudication of liability and in view of all the circumstances of the case, the person is fairly and reasonably entitled to indemnity for such expenses which the court shall deem proper.

         The By-laws, consistent with the applicable provisions of the MGBCL, provide that indemnification shall be made by the Registrant only if a determination has been made by a majority vote of a quorum of the disinterested directors or by the shareholders or by independent legal counsel, that the director or officer met the required standard of conduct. The Registrant is authorized to purchase liability insurance on behalf of an officer or director whether or not the Registrant would otherwise have the power to indemnify such person.

         The By-laws, consistent with the applicable provisions of the MGBCL, further provide that, in addition to the indemnities described in the preceding paragraphs, the Registrant will further indemnity its officers and directors to the maximum extent permitted by law, provided that no indemnity may be given for conduct that is adjudged to be knowingly fraudulent, deliberately dishonest, or willful misconduct.

ITEM 7.  EXEMPTIONS FROM REGISTRATION CLAIMED

         Not Applicable.

ITEM 8.  EXHIBITS

         Exhibit No.

           4.1 Article III of the Restated Certificate of Incorporation of the Registrant (incorporated by reference to Exhibit 3(i) of the Form S-4 Registration Statement of the Registrant, Reg. No. 33-64165).

           4.2 By-Laws of the Registrant (incorporated by reference to Annex G of the Joint Proxy Statement/Prospectus included in the Form S-4 Registration Statement of the Registrant, Reg. No. 33-64165).

           5 Opinion of William E. Jaudes as to the legality of the securities being issued.

          23.1        Consent of Price Waterhouse LLP.

          23.2        Consent of Arthur Andersen LLP.

          23.3        Consent of William E. Jaudes (included in Exhibit 5).

          24          Powers of Attorney.

ITEM 9.  UNDERTAKINGS

  (a)     The undersigned Registrant hereby undertakes:

          (1) To file, during any period in which offers or sales are being made, a post-effective amendment to this registration statement:

                  (i) To include any prospectus required by Section 10(a)(3) of the Securities Act of 1933;

                  (ii) To reflect in the prospectus any facts or events arising after the effective date of the registration statement (or the most recent post-effective amendment thereof) which, individually or in the aggregate, represent a fundamental change in the information set forth in the registration statement. Notwithstanding the foregoing, any increase or decrease in volume of securities offered (if the total dollar value of securities offered would not exceed that which was registered) and any deviation from the low or high end of the estimated maximum offering range may be reflected in the form of prospectus filed with the Commission pursuant to Rule 424(b) if, in the aggregate, the changes in volume and price represent no more than a 20% change in the maximum aggregate offering price set forth in the "Calculation of Registration Fee" table in the effective registration statement;

                  (iii) To include any material information with respect to the plan of distribution not previously disclosed in the registration statement or any material change to such information in the registration statement;

Provided, however, that paragraphs (a)(l)(i) and (a)(l)(ii) do not apply in the registration statement is on Form S-3, Form S-8 or Form F-3, and the information required to be included in a post-effective amendment by those paragraphs is contained in periodic reports filed with or furnished to the Commission by the registrant pursuant to Section 13 or Section 15(d) of the Securities Exchange Act of 1934 that are incorporated by reference in this registration statement.

          (2) That, for the purpose of determining any liability under the Securities Act of 1933, each such post-effective amendment shall be deemed to be a new registration statement relating to the securities offered therein and the offering of such securities at that time shall be deemed to be the initial bona fide offering thereof.

          (3) To remove from registration by means of a post-effective amendment any of the securities being registered which remain unsold at the termination of the offering.

  (b) The undersigned Registrant hereby undertakes that, for purposes of determining any liability under the Securities Act of 1933, each filing of the registrant's annual report pursuant to Section 13(a) or Section 15(d) of the Securities Exchange act of 1934 (and, where applicable, each filing of an employee benefit plan's annual report pursuant to Section 15(d) of the Securities Exchange Act of 1934) that is incorporated by reference in the registration statement shall be deemed to be a new registration statement relating to the securities offered therein, and the offering of such securities at that time shall be deemed to be the initial bona fide offering thereof.

  (c) Insofar as indemnification for liabilities arising under the Securities Act of 1933 may be permitted to directors, officers and controlling persons of the Registrant pursuant to the provisions referred to in Item 6 of this Registration Statement, or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a director, officer or controlling person of the Registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

                                   SIGNATURES


          THE REGISTRANT. Pursuant to the requirements of the Securities Act of 1933, the Registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-8 and has duly caused this Registration Statement to be signed on its behalf by the undersigned thereunto duly authorized, in the City of St. Louis, State of Missouri, on the 2nd day of January, 1998.




                                                AMEREN CORPORATION


                                                By   /s/Donald E. Brandt
                                                  ------------------------------
                                                        DONALD E. BRANDT
                                                  Senior Vice President, Finance


         Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed by the following persons in the capacities and on the date above indicated.


      SIGNATURE                                       TITLE



/s/ Charles W. Mueller*                    Chairman, President and Chief
------------------------------             Executive Officer and Director
    CHARLES W. MUELLER                      (Principal Executive Officer)






/s/ Donald E. Brandt
------------------------------             Senior Vice President, Finance
    DONALD E. BRANDT                (Principal Financial and Accounting Officer)




/s/ Clifford L. Greenwalt*                           Director
------------------------------
    CLIFFORD L. GREENWALT







/s/ William E. Cornelius*                            Director
------------------------------
    WILLIAM E. CORNELIUS






/s/ Thomas A. Hays*                                  Director
------------------------------
    THOMAS A. HAYS



/s/ Richard A. Liddy*                                Director
------------------------------
    RICHARD A. LIDDY





/s/                                                  Director
------------------------------
    GORDAN R. LOHMAN

/s/ Richard A. Lumpkin*                              Director
------------------------------
    RICHARD A. LUMPKIN





/s/ John Peters MacCarthy*                           Director
------------------------------
    JOHN PETERS MACCARTHY




/s/                                                  Director
------------------------------
    HANNE M. MERRIMAN




/s/ Paul L. Miller, Jr.*                             Director
------------------------------
    PAUL L. MILLER, JR.




/s/ Robert H. Quenon*                                Director
------------------------------
    ROBERT H. QUENON




/s/ Harvey Saligman*                                 Director
------------------------------
    HARVEY SALIGMAN




/s/ Charles J. Schukai*                              Director
------------------------------
    CHARLES J. SCHUKAI




/s/ Janet McAfee Weakley*                            Director
------------------------------
    JANET MCAFEE WEAKLEY




/s/                                                  Director
------------------------------
   JAMES W. WOGSLAND



                                       *By      /s/James C. Thompson
                                          --------------------------------------
                                                   JAMES C. THOMPSON
                                                    Attorney-In-Fact

       THE PLAN. Pursuant to the requirements of the Securities Act of 1933, the persons who administer the undersigned employee benefit plan have duly caused this Registration Statement to be signed on their behalf by the undersigned thereunto duly authorized, in the City of St. Louis, State of Missouri, on the 2nd day of January, 1998.


                                            UNION ELECTRIC COMPANY SAVINGS
                                            INVESTMENT PLAN



                                            By   /s/Donald E. Brandt
                                              ----------------------------------
                                                    DONALD E. BRANDT
                                              Senior Vice President, Finance
                                                  Ameren Corporation

                                  EXHIBIT INDEX



Exhibit No.

   4.1 Article III of the Restated Certificate of Incorporation of the Registrant (incorporated by reference to Exhibit 3(i) of the Form S-4 Registration Statement of the Registrant, Reg. No. 33-64165).

   4.2 By-Laws of the Registrant (incorporated by reference to Annex G of the Joint Proxy Statement/Prospectus included in the Form S-4 Registration Statement of the Registrant, Reg.
             No. 33-64165).

   5 Opinion of William E. Jaudes as to the legality of the securities being issued.

  23.1       Consent of Price Waterhouse LLP.

  23.2       Consent of Arthur Andersen LLP.

  23.3       Consent of William E. Jaudes (included in Exhibit 5).

  24         Powers of Attorney.



              All Exhibits are filed electronically with Form S-8.